                                   FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 MARCH 13, 1995
                                 Date of Report
                        (Date of Earliest Event Reported)



                      PACIFIC REAL ESTATE INVESTMENT TRUST
                          (Exact name of registrant as
                            specified in its charter)





               0-8725              CALIFORNIA            94-1572930
           (Registration        (State or Other        (IRS Employer
            file Number)        Jurisdiction of        Identification
                                 Incorporation)            Number)



                 1010 EL CAMINO REAL #210, MENLO PARK  CA 94025
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:

                                 (415) 327-7147



                    (800) 366-6707...Wats line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(A) The Trust was organized to acquire, manage and ultimately sell income-producing real properties. In the course of its business, LAKESHORE PLAZA, located in San Francisco, California, was sold on March 13, 1995.

TERMS OF ORIGINAL ACQUISITION

     On October 1991, the Trust acquired an option to purchase Lakeshore Plaza Shopping Center for $326,000. The Trust acquired the property in June 17, 1992 and was in the process of redeveloping the property. The purchase price was $13,065,000. The Trust's mortgage loan encumbering the property owned by the Trust was a first from Lincoln National for $16,600,000 and a second from Yale University for $4,000,000.


TERMS OF DISPOSITION AND FINANCING

     Lakeshore Plaza Shopping Center was sold for $31,292,000. After payment of the existing first and second loan balances of approximately $15,879,655 and $4,020,000, respectively, estimated expense related to the sale of $1,750,000 and a assumption charge of $158,000 the proceeds to the Trust were approximately $9,500,000.

CARRYING AMOUNT AT DATE OF SALE

     At the date of sale, the carrying amount of land and improvements and note payable discount and deferred refinancing fees for financial statement purposes was $31,292,000.

LOSS ON SALE

     The loss on sale of Lakeshore Plaza Shopping Center of $4,400,000 was recognized in 1994 as a loss on impairment of property value.

                      PACIFIC REAL ESTATE INVESTMENT TRUST

                                  ------------

                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 1994

              ASSETS
                                                               HISTORICAL         PRO FORMA           PRO FORMA
                                                              -------------       ---------           ---------
                                                                                  ADJUSTMENTS
                                                                                  -----------
                                                                                  (NOTE 1)
                                                                                  --------
Investment in commercial properties:
    Operating properties:
            Land . . . . . . . . . . . . . . . . . . . . .    $  24,015,000       $  (9,707,000)      $  14,308,000

            Buildings and improvements . . . . . . . . . .       77,521,000         (21,307,000)         56,214,000
            Accumulated depreciation . . . . . . . . . . .      (17,000,000)            956,000         (16,044,000)
                                                              -------------       -------------       -------------
            Operating properties - net . . . . . . . . . .       84,536,000         (30,058,000)         54,478,000
Mortgage notes receivable. . . . . . . . . . . . . . . . .        5,190,000                   0           5,190,000
Tenant and other notes receivable - net. . . . . . . . . .        1,596,000                   0           1,596,000
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .          666,000                   0             666,000
Accounts receivable (net of allowance of $103,000 in
1994 and $165,000 in 1993) . . . . . . . . . . . . . . . .        1,191,000            (442,000)            749,000
Deferred lease commissions - net . . . . . . . . . . . . .          860,000                   0             860,000
Deferred financing costs - net . . . . . . . . . . . . . .          584,000             (19,000)            565,000
Other assets . . . . . . . . . . . . . . . . . . . . . . .          664,000            (132,000)            532,000
                                                              -------------       -------------       -------------
                     Total . . . . . . . . . . . . . . . .    $  95,287,000      $  (30,651,000)      $  64,636,000
                                                              -------------       -------------       -------------
                                                              -------------       -------------       -------------


                         LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgage loans . . . . . . . . . . . . . . . . . . . .    $  57,335,000       $ (19,933,000)      $  37,402,000
    Short-term notes . . . . . . . . . . . . . . . . . . .                                    0                   0
    Short-term notes due affiliates. . . . . . . . . . . .       15,435,000          (5,045,000)         10,390,000
    Unsecured note payable . . . . . . . . . . . . . . . .        3,000,000          (3,000,000)                  0
    Security deposits. . . . . . . . . . . . . . . . . . .          291,000             (49,000)            242,000
    Accounts payable and other liabilities . . . . . . . .        1,673,000            (762,000)            911,000
                                                              -------------       -------------       -------------
                     Total liabilities . . . . . . . . . .       77,734,000         (28,789,000)         48,945,000
                                                              -------------       -------------       -------------
Commitments and contingencies. . . . . . . . . . . . . . .
Minority interest in joint venture . . . . . . . . . . . .        3,356,000                   0           3,356,000
Shareholders' Equity:
    Shares of beneficial interest, $10 par value,
    authorized:  1994 and 1993, 10,611,863; shares
    issued and outstanding:  1994: 3,706,845; 1993:
    3,707,072                                                    37,068,000                   0          37,068,000
Additional paid-in capital . . . . . . . . . . . . . . . .       11,009,000                   0          11,009,000
Distributions in excess of net income. . . . . . . . . . .      (33,880,000)         (1,862,000)        (35,742,000)
                                                              -------------       -------------       -------------
Shareholders' equity - net . . . . . . . . . . . . . . . .       14,197,000          (1,862,000)         12,335,000
                                                              -------------       -------------       -------------
                     Total . . . . . . . . . . . . . . . .    $  95,287,000       $ (30,651,000)         64,636,000
                                                              -------------       -------------       -------------
                                                              -------------       -------------       -------------

            See note to pro forma consolidated financial statements.

                      PACIFIC REAL ESTATE INVESTMENT TRUST

                                  ------------

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                           HISTORICAL     PRO FORMA       PRO FORMA
                                                          ------------    ----------     -----------
                                                                          ADJUSTMENT
                                                                          ----------
                                                                          (NOTE 1)
                                                                          --------
Rental revenues. . . . . . . . . . . . . . . . . . .      $ 12,417,000    $ 3,576,000    $ 8,841,000
                                                          ------------    -----------    -----------
Operating expenses (including related party amounts
of $996,000, $391,000 and $356,000 in 1994, 1993
and 1992 respectively):
  Operating. . . . . . . . . . . . . . . . . . . . .         2,162,000        514,000      1,648,000
  Property tax . . . . . . . . . . . . . . . . . . .           953,000        315,000        638,000
  General and administrative . . . . . . . . . . . .           854,000              0        854,000
  Depreciation and amortization. . . . . . . . . . .         3,862,000      1,009,000      2,853,000
  Property management fees . . . . . . . . . . . . .           456,000        145,000        311,000
                                                          ------------    -----------    -----------
     Total operating expenses. . . . . . . . . . . .         8,287,000      1,983,000      6,304,000
                                                          ------------    -----------    -----------
Operating income . . . . . . . . . . . . . . . . . .         4,130,000      1,593,000      2,537,000
                                                          ------------    -----------    -----------
Other income/(expense):
  Interest income. . . . . . . . . . . . . . . . . .         1,033,000              0      1,033,000
  Interest expense . . . . . . . . . . . . . . . . .        (8,230,000)    (2,549,000)    (5,681,000)
  Prepayment penalty . . . . . . . . . . . . . . . .          (271,000)             0       (271,000)
  Gain on lease termination. . . . . . . . . . . . .         3,577,000              0      3,577,000
  Loss on impairment of property value . . . . . . .        (8,000,000)    (4,400,000)    (3,600,000)
  Reincorporation expenses . . . . . . . . . . . . .          (355,000)             0       (355,000)
  Expenses of prospective offering . . . . . . . . .          (301,000)             0       (301,000)
  Property acquisition expenses. . . . . . . . . . .          (503,000)             0       (503,000)
  Gain on sale of options. . . . . . . . . . . . . .           994,000              0        994,000
                                                          ------------    -----------    -----------
     Total other income/(expense). . . . . . . . . .       (12,056,000)    (6,949,000)    (5,107,000)
                                                          ------------    -----------    -----------
Net loss before minority interest. . . . . . . . . .        (7,926,000)    (5,356,000)    (2,570,000)

Minority interest in joint venture . . . . . . . . .          (328,000)             0       (328,000)
                                                          ------------    -----------    -----------


Net loss . . . . . . . . . . . . . . . . . . . . . .      $ (8,254,000)  $ (5,356,000)  $ (2,898,000)
                                                          ------------    -----------    -----------
                                                          ------------    -----------    -----------

                 See notes to consolidated financial statements.

BASIS OF PRESENTATION

NOTE 1.

   The unaudited statements present: (1) the pro-forma consolidated balance sheet at December 31, 1994 as if the Trust had sold Lakeshore Plaza Shopping Center ("Lakeshore") on that date, and (2) the pro-forma consolidated statement of operations for the year ended December 31, 1994 as if the Trust had sold Lakeshore Plaza on January 1, 1994. The unaudited statements also present the historical figures as previously reported in the appropriate Form 10-K. Accounts related to Lakeshore Plaza Shopping Center have been eliminated as presented by the pro forma adjustments.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements.

    Not applicable.

(b)  Pro forma Financial Information.

    Historical financial information and pro forma financial information relating to the sale of Lakeshore Plaza Shopping Center are included in this report.

(c)  Exhibits.

    The appropriate documents have been mailed to the SEC.





    ------------------------                 --------------
    Wilcox Patterson                         Date



    ------------------------                 --------------
    Robert Ch. Gould                         Date



    ------------------------                 --------------
    Harry E. Kellogg                         Date


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